UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2010

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-34626	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway, Johns Creek, Georgia 30097
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Letter to Stockholders

On February 18, 2010, Piedmont Office Realty Trust, Inc. (the “Registrant”) mailed the letter to stockholders attached as Exhibit 99.1 to this current report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Additionally, the exhibit to this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, factors that may affect future earnings or financial results. Such forward-looking statements can generally be identified by the Registrant’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe” or other similar words. These statements include, but are not limited to, statements concerning potential cost savings from the Registrant’s New York Stock Exchange listing, future leasing, future investments, future debt utilization, future financial condition, future dividends and the Registrant’s stock price. Factors that may cause actual results to differ materially include changes in general economic conditions, changes in real estate conditions, increases in interest rates, lease-up risks, lack of availability of financing or other capital proceeds and additional borrowings under our unsecured line of credit or other debt facilities and the risks included in Item 1A of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 8.01.	Other Events

First Quarter Dividend Declaration

On February 17, 2010, the board of directors of the Registrant declared dividends for the first quarter 2010 in the amount of $0.3150 (31.50 cents) per share on the outstanding common shares of the Registrant to all stockholders of record of such shares as shown on the books of the Registrant at the close of business on March 15, 2010. Such dividends are to be paid on March 22, 2010.

Share Redemption Program Terminated

On February 17, 2010, the board of directors of the Registrant terminated its share redemption program.

Dividend Reinvestment Plan Terminated

On February 17, 2010, the board of directors of the Registrant terminated the current dividend reinvestment plan. A new dividend reinvestment plan is anticipated to be announced by the Registrant.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit:

Exhibit No.	Description
99.1	Letter to Stockholders dated February 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Robert E. Bowers
Robert E. Bowers Chief Financial Officer and Executive Vice President

Date: February 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Stockholders dated February 16, 2010.